===============================================================================
                                               --------------------------------
                                               \        OMB APPROVAL          \
                                               \------------------------------\
                                               \  OMB Number:      3235-0059  \
                                               \  Expires:  January 31, 2002  \
                                               \  Estimated average burden    \
                                               \  hours per response....13.12 \
                                               --------------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                               Star Struck, Ltd.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                                              PRELIMINARY
                                              PROXY MATERIALS


                               STAR STRUCK, LTD.
                               1865 Palmer Avenue
                            Larchmont, New York 10538
                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              --------------------


To the Shareholders:

          The Annual Meeting of Shareholders of Star Struck, Ltd., a Delaware corporation (the "Company"), will be held at 8 F. J. Clarke Circle, Bethel, Connecticut 06801, at 9:00 a.m., local time, on May 2, 2000, for the following purposes:

          1.   To elect the members of the Board of Directors.

          2. To act on a proposal to adopt the Company's 2000 Non-Qualified Stock Option Plan.

          3. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

          The Board of Directors of the Company has fixed the close of business on March 31, 2000 as the record date for the Annual Meeting. Only holders of the Company's shares at the close of business on such date will be entitled to vote at the Annual Meeting or any adjournment or adjournments thereof.

          The Annual Report of the Company for the fiscal year ended December 31, 1999 is being sent to Shareholders with the mailing of this Notice of Annual Meeting of Shareholders and Proxy Statement.

                       By Order of the Board of Directors



                           Peter Nisselson, Secretary

Larchmont, New York
April 6, 2000

                             YOUR VOTE IS IMPORTANT

          THE PRESENCE, IN PERSON OR BY PROXY, OF HOLDERS OF A MAJORITY OF THE COMPANY'S OUTSTANDING SHARES IS REQUIRED TO CONSTITUTE A QUORUM. IT IS THEREFORE IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. THE BOARD OF DIRECTORS OF THE COMPANY HAS AUTHORIZED THE SOLICITATION OF PROXIES. PLEASE MARK, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. UNLESS OTHERWISE DIRECTED, SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES WILL BE VOTED FOR THE
                                                                        ---
ELECTION OF THE NOMINEES AS DIRECTORS, AND FOR THE PROPOSED CHANGE OF THE COMPANY'S NAME. AS TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THIS ANNUAL MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF, THOSE SHARES WILL BE VOTED AS THE NAMED PROXIES IN THEIR BEST JUDGMENT MAY DECIDE.

                               STAR STRUCK, LTD.
                               1865 Palmer Avenue
                            Larchmont, New York 10538

                              --------------------

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                              --------------------

                          To be held on May 2, 2000 or
                          as such date may be adjourned


                                VOTING SECURITIES

          The Company has one class of capital stock, consisting of common stock, par value $1.00 per share (the "Shares"), entitled to vote at the Annual Meeting of Shareholders. Each of the outstanding Shares entitles its holder to one vote. 2,025,899 Shares were issued and outstanding at the close of business on March 31, 2000 (the "Record Date"). Only holders of record of Shares as of the Record Date will be entitled to notice of and to vote at the Annual Meeting of Shareholders, or any adjournment or adjournments thereof.


                     SOLICITATION AND REVOCATION OF PROXIES

          The enclosed proxy is for use only at the Annual Meeting of Shareholders to be held May 2, 2000 and any and all adjournments thereof. It is solicited on behalf of the Board of Directors of the Company.

          The approximate date this proxy statement and accompanying materials are first being sent to security holders is April 6, 2000.

          Shares represented by properly executed proxies will be voted and will be voted in accordance with the instructions contained therein. If no instructions are indicated, such Shares will be voted FOR the election of the nominees as directors, and for the proposed adoption of the Company's 2000 Stock Option Plan. As to any other business that may properly come before the meeting or any adjournment or adjournments thereof, such shares will be voted as the named proxies in their best judgment may decide. A share-holder may revoke his or her proxy at any time prior to its exercise at the Annual Meeting of Shareholders. A shareholder may revoke his or her proxy by filing with the Secretary of the Company (at the Company's address indicated above) an instrument revoking it or by similarly filing a duly executed proxy bearing a later date or by appearing at the Annual Meeting of Shareholders and voting in person.

          In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company without additional compensation, by personal inter view, telephone or telegram.

          The expense of making the solicitation will consist of preparing and mailing the proxies and Proxy Statement, any expenses incurred by Company representatives in making the contacts described above, the charges of brokerage houses and other custodians, nominees and fiduci aries forwarding documents to security owners and costs of returning proxies, and any incidental expenses. The costs of this proxy solicitation, will be borne by the Company. Such costs are expected to be those normally expended for a solicitation for an election of directors in the absence of a contest, including costs represented by salaries and wages of regular employees.

                       NOMINEES FOR ELECTION AS DIRECTORS

Election
--------

          Proxies received in response to this solicitation will be voted, unless such authority is withheld, FOR the election of the seven persons named in this section as nominees for the Board of Directors.

          Each Director will hold office until the next annual meeting of the shareholders and until a successor is elected and qualifies.

          There is no reason to believe that any of the nominees will, prior to the date of the Annual Meeting of Shareholders, refuse or be unable to accept election. If any nominee refuses or becomes unable to accept election, it is the intention of the persons named in the proxy to vote for such other person or persons as the current Board of Directors may recommend.

Background Information
----------------------

          The following table sets forth information as to the principal occupations of the nominees. The information presented below is based in part on information received from the respective persons and in part on the Company's records.

                                          Year First
                                          Appointed
    Name and                                  as
    Principal Occupation                   Director     Age
    --------------------                  ----------    ---

Lawrence J. Goldstein............             1984      64
 Vice President, Treasurer,
 and Director

 Vice President and Treasurer of the
 Company since 1985; General Partner of
 Santa Monica Partners, an investment
 partnership, since 1982; and Vice
 President of SSI.

                                          Year First
                                          Appointed
     Name and                                 as
     Principal Occupation                  Director     Age
     --------------------                 ----------    ---

Kenneth Karlan.................               1993      47
 President and Director
 President of the Company since 1999
 Vice President of the Company from 1994
 to 1999

 Since 1984, President of SSI.


Robert Morris....................             1985      65
  Director

  President of Dunhill
  Personnel Search since prior
  to 1980.



Peter M. Nisselson...........                 1984      64
 Chairman of the Board, Secretary
     and Director

 Chairman of the Board since 1999

 President of the Company from
 1985 to 1999 and Secretary since 1985;
 President of PN Investments, Inc., a
 private   investment company, from 1981 to
 1994; Vice President of the
 Company's subsidiary, Star Struck,
 Inc. ("SSI").

                                          Year First
                                          Appointed
     Name and                                 as
     Principal Occupation                  Director     Age
     --------------------                 ----------    ---

Arthur Salzfass........                       1985      65
 Director

 President of Rutledge Books, Inc.,
 a subsidy publisher, since 1997
 Chairman of MicroInfo, a consulting
 business, since approximately 1985;
 from October 1993 to June 1994,
 President and CEO of USFI, Inc.,
 an international telephone call-
 back company.


Keith Sessler..............                   1992      44
 Vice President and Director

 Since 1987, Vice President and
 Secretary of SSI.

Michael Sweedler........                      1984      64
 Director

 Attorney and partner of Darby &
 Darby, a New York law firm, since
 prior to 1979.

Compliance with Section 16(a) of the Exchange Act
-------------------------------------------------

          No person, who, at any time during the year ended December 31, 1999, was a director, officer or beneficial owner of more than 10 percent of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the year ended December 31, 1999, or prior years ended December 31. The foregoing is based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the year ended December 31, 1999 and certain written representations.

Additional Information
----------------------

          The Company knows of no arrangement or understanding between any nominee for director and any other person, pursuant to which he was or is to be selected as nominee.

          Messrs. Karlan, Nisselson and Sessler receive no compensation for attending directors' meetings. Messrs. Goldstein, Morris, Salzfass and Sweedler receive $300 for each directors' meeting attended.

          The Company does not have standing nominating or compensation committees of the Board of Directors or other committees performing similar functions. The Company has designated an Option Committee consisting of Kenneth Karlan, Peter Nisselson and Keith Sessler pursuant to the 1992 Plan. The Option Committee selects participants in the Company's 1992 Incentive Stock Option Plan and determines the amount of awards pursuant to the Plan. The Option Committee held one meeting in 1999, which all members attended. The Company has also designated an Audit Committee consisting of Robert Morris and Arthur Salzfass. The Audit Committee reviews and coordinates the auditing of the Company's financial statements. The Audit Committee held one meeting in 1999 which all members attended.

          The Board of Directors held three meetings during 1999. Each of the incumbent directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the period for which he was a Director.

                 PROPOSED 2000 NON-QUALIFIED STOCK OPTION PLAN
                 ---------------------------------------------

PROPOSAL 2: APPROVAL OF STAR STRUCK, LTD.
2000 NON-QUALIFIED STOCK OPTION PLAN

          The Board of Directors of the Company has adopted Star Struck, Ltd. 2000 Non-Qualified Stock Option Plan (the "Non-Qualified Option Plan"). The purpose of the Non-Qualified Option Plan is to advance the interests of the Company and its shareholders by providing Directors, Officers and employees of the Company, whose judgment, initiative and efforts are key to the successful conduct of the business of the Company and its subsidiaries, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability. Directors, Officers and other employees of the Company and its subsidiaries are eligible to receive stock options under the Non-Qualified Option Plan. The following is a summary of the material features of the Non-Qualified Option Plan.

          The Non-Qualified Option Plan authorizes the granting of non-qualified options for a total of 100,000 shares of Common Stock to Directors, Officers, employees of the Company and its subsidiaries as the Committee may determine. The Committee consists of members of the Company's Compensation Committee who are outside directors. Options granted to directors under this plan must be ratified by the Board of Directors. The exercise price per share of each option will be equal to the fair market value of the shares of Common Stock on the date the option is granted. All options granted under the Non-Qualified Option Plan expire five years following the date of grant. Upon retirement or death, all options previously granted become exercisable within one year.

          Any options granted under the Non-Qualified Option Plan may be exercised at any time after the date of grant and prior to the date of expiration of the Option.

          Upon exercise of the stock option, an optionee will be deemed to have received income in an amount equal to the amount by which the exercise price is exceeded by the fair market value of the Common Stock. The amount of any ordinary income deemed to have been received by an optionee upon the exercise of a non-qualified stock option will be a deductible expense of the Company for tax purposes.

          No options have been granted under this plan.

          Unless marked to the contrary, the shares represented by the enclosed proxy will be voted FOR the approval of the 2000 Non-Qualified Stock Option Plan.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
              APPROVAL OF THE 2000 NON-QUALIFIED STOCK OPTION PLAN.



                 EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION
                 ---------------------------------------------

          The following table sets forth all compensation paid by the Company during the year ended December 31, 1999 to the Chief Executive Officer and the other executive officers whose total compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE


                                                                                                           Long Term Compensation
                                                                                                       -----------------------------
                                                                    Annual Compensation                          Awards     Payouts
                                                          --------------------------------------------------------------------------
(a)                                                  (b)        (c)       (d)           (e)         (f)           (g)       (h)  (i)
                                                                                       Other
Securities                                                                             Annual     Restricted      Under-
                                                                        All Other      Compen-
                                                                        Compen-         Stock
Lying                                                     LTIP          sation         Award(s)
Principal
Options                                            Payouts
Position                                           Year       Salary($)  Bonus($)         ($)/1/       ($)         SARs (#)
------------------------------------------------------------------------------------------------------------------------------------

Peter M.                                            1999       82,000       0               0           0             0       0    0
 Nisselson,                                         1998      140,400       0               0           0             0       0    0
  Chairman                                          1997      140,400       0               0           0             0       0    0
   and Secretary/2/

Kenneth                                             1999      158,000       0               0           0             0       0    0
 Karlan,                                            1998      140,000       0               0           0             0       0    0
  President/3/                                      1997      140,000       0               0           0             0

Keith Sessler,                                      1999      140,000       0               0           0             0       0    0
 Vice President                                     1998      140,000       0               0           0             0       0    0
                                                    1997      140,000       0               0           0             0       0    0

----------

          /1/ None of the named executive officers received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of his total salary and bonus.

          /2/ Mr. Nisselson has been Chairman since May 2, 1999, and Secretary since prior to 1997. He was President from prior to 1997 to May 2, 1999.

          /3/ Mr. Karlan has been President since May 2, 1999 and was Vice President from prior to 1997 to May 2, 1999.

          No executive officer received or exercised any stock option or stock appreciation rights in 1998 or 1999.

     The Company knows of no arrangement or understanding between any executive officer and any other person, pursuant to which he was or is to be selected as an officer.

                        SECURITY OWNERSHIP OF MANAGEMENT

          The following table describes the ownership of all directors and nominees of Common Shares, each of the named executive officers and the directors and executive officers of the Company as a group as of March 20, 2000.
                                                            REVISE

                                                 Amount of
     Name of                                    Beneficial              % of
 Beneficial Owner                               Ownership               Class
---------------------------                     ----------              -----

Peter M. Nisselson                                 754,652               37.25%
Lawrence J. Goldstein                              172,700(1)             8.52%
Kenneth Karlan                                     272,778               13.46%
Robert Morris                                        4,500                 .22%
Arthur Salzfass                                      2,000                 .10%
Keith Sessler                                      272,778               13.46%
Michael Sweedler                                     7,000                 .35%
                                                 ---------               -----
Total of all officers and
 directors as a group (7
 persons)                                        1,486,408               73.37%

-------------------------

(1) Includes 77,700 shares owned by Lawrence J. Goldstein directly, and the following shares, which may be deemed owned beneficially by Lawrence J.
     Goldstein: 53,600 shares owned by the L.J. Goldstein & Company, Incorporated Pension Plan; 5,000 shares owned by the Keogh Plan for Lawrence J. Goldstein; 36,400 shares owned by the Individual Retirement Account of Lawrence J. Goldstein.

                  OTHER PRINCIPAL HOLDERS OF VOTING SECURITIES

          The following table describes the share ownership of each person known to the Company, in addition to management, the nominees for directors and directors and officers as a group, to be a "beneficial owner" (as that term is defined in the regulations of the Securities and Exchange Commission) of more than 5% of the Company's Common Shares as of March 17, 2000.

                               Amount of
Name and Address                Beneficial   % of
of Beneficial Owner             Ownership    Class
-------------------             ----------   -----

Rosalind Davidowitz             113,885      5.62%
7 Sutton Place South
Lawrence, NY 11559

J. Morton Davis                 113,885(1)   5.62%
44 Wall Street
New York, NY 10005

-----------------

(1) Consists entirely of the 113,885 shares listed above as beneficially owned by Ms. Davidowitz. Such shares may be deemed beneficially owned by Mr. Davis.

                                    AUDITORS

          The accounting firm of Arthur Andersen LLP served as the Company's independent public accountants for 1999. Arthur Andersen LLP has been the Company's independent public accountants for several years. The Company does not expect that representatives of Arthur Andersen LLP will be present at the Annual Meeting.

          The Board of Directors of the Company has not yet selected an accounting firm to serve as the Company's independent public accountants for 2000.

                SHAREHOLDERS' PROPOSALS FOR 2001 ANNUAL MEETING

          The Company anticipates that the 2000 Annual Meeting of Shareholders will be held on or about May 1, 2001. All shareholder's proposals to be considered for inclusion in the Company's Proxy Statement for presentation at that meeting must be received at the principal executive offices of the Company no later than the close of business on December 1, 2000.

                                  OTHER MATTERS

          The management of the Company knows of no other matters to be considered at the Annual Meeting. However, if any matter other than those referred to herein should properly come before the Annual Meeting, of the persons named in the proxy intend to vote such proxy in accordance with their best judgment.

          The Company will provide, without charge, a copy of the Company's Form 10-KSB (without exhibits), to each person to whom a proxy statement is delivered, upon written or oral request of such person. A copy of the Form will be sent by first class mail or other equally prompt means within one business day of receipt of such request. Any person desiring a copy of the Form 10-KSB should contact the Company's Corporate Secretary at Star Struck, Ltd., 1865 Palmer Avenue, Larchmont, New York 10538 (telephone: (914) 833-0649).


                                By order of the Board of Directors




                                Peter Nisselson, Secretary

Larchmont, New York
April 6, 2000

PROXY                                                                     PROXY

                               STAR STRUCK, LTD.

                  ANNUAL MEETING OF SHAREHOLDERS-MAY 2, 2000

          This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Peter Nisselson, and Lawrence J. Goldstein and each of them, as proxies, with power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of Star Struck, Ltd. on May 2, 2000 or any adjournment thereof, and to vote all of the shares of common stock which the undersigned would be entitled to vote at said meeting if then personally present.

          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.



                 (Continued and to be signed on reverse side)



--------------------------------------------------------------------------------

1. Election of Directors -
   Nominees: 01 - Peter Nisselson,
             02 - Lawrence J. Goldstein,
             03 - Kenneth Karlan, 04 - Robert Morris,
             05 - Arthur Salzfass, 06 - Keith Sessler and
             07 - Michael Sweedler

(INSTRUCTION To withhold authority to vote for any one or more individual nominees, write such nominees' names in the space provided below.)

_____________________________________________________________________

                  For All
For   Withhold    Except Nominee(s)
All      All      Written Below

[ ]      [ ]          [ ]


2. Proposal to adopt the 2000 Non-Qualifed
   Stock Option Plan

For   Withhold   Abstain

[ ]      [ ]       [ ]


3. In their discretion, the persons hereby appointed as proxies are authorized to vote upon such other business as may properly come before the meeting and, in the event of any of the foregoing nominees is unable to serve or for good cause will not serve for a substitutes nominee designated by the Board of Directors.






                                        Dated: ___________________________, 2000

                                        Signature(s) ___________________________

                                        ________________________________________
                                        Please sign as your name appears hereon.
                                        If stock is held jointly, each joint
                                        owner should sign. Executors,
                                        administrators and trustees should give
                                        their full title. Corporate signature
                                        should be by duly authorized officers.


This proxy when properly executed will be voted and will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the nominees named in Proposal 1.

--------------------------------------------------------------------------------
                         -   FOLD AND DETACH HERE   -


                            YOUR VOTE IS IMPORTANT!

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.